Exhibit 10.32

                                PROMISSORY NOTE

U.S.  $5,000,000                                             FEBRUARY  23,  2004

     FOR VALUE RECEIVED, the undersigned, GCD ACQUISITION CORP., a Florida corporation (the "Maker"), hereby promises to pay to CNG HOTELS, LTD., a limited liability company organized and existing under the laws of Ireland (the "Holder"), the sum of five million dollars ($5,000,000) in same day funds in lawful money of the United States of America. The principal amount of this Note shall be due and payable on the fifth (5th) anniversary of the Closing as defined in the Settlement Agreement (the "Maturity Date"). Payments under this
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Note  shall  be  made at such place as the Holder may designate. This Promissory
Note is issued pursuant to the Settlement Agreement (the "Settlement Agreement")
                                                          --------------------
dated February 23, 2004, by and among the Maker; the Holder; Around the World Travel, Inc.; Around the World Holdings, LLC; Seaway Hospitality Corporation; TraveLeaders Group, LLC, Keith St. Clair; Jim Tolzien; Gene Prescott; Seaway Two Corporation; Finbarr Power; Corporate Finance Ireland Limited; Luke Mooney; Tzell Travel & Tours, Inc.; Tzell America; Tzell New England; Tzell West; Tzell Travel LLC; Barry Liben; Jerry Behrens; David Buda; and HoteLeaders, Ltd. All capitalized terms used, but not otherwise defined herein, shall the meanings ascribed in the Settlement Agreement.

     1.     Non-recourse  Note.  Source of Payment. The Maker hereby agrees that
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any  amounts  actually received by Maker on the payment of principal or interest on the Galileo Debt shall first be applied to pay amounts due hereunder (with the application to principal and interest to be made in such order as the Maker designates, in its sole discretion). By acceptance of this Note, the Holder acknowledges and agrees that this Note is a non-recourse obligation of the Maker, and is limited in right of payment to amounts actually received by the Maker from the proceeds of the Galileo Debt and without recourse to any assets of the Maker. Except with regard to the Maker's obligations under Section 5 of the Settlement Agreement to pay over to Holder amounts actually received from AWT on the Galileo Debt, Maker is not personally liable for payments on this Note and Holder agrees not to seek to recover any amounts (other than such amounts Maker actually receives from the Galileo Debt) from the Maker and except with regard to Maker's obligations under Section 5 of the Settlement Agreement to pay over to Holder amounts actually received from AWT on the Galileo Debt, no judgment may be entered against the Maker for any amounts hereunder, nor are any of the assets of Maker subject to lien, garnishment, levy, attachment or similar action by the Holder whether upon default or otherwise. Maker shall have no obligation to lake any action to enforce any of the terms of the Galileo Debt including collection thereof.

     2.     Interest  Payments.  Subject  to  Section  1 herein, interest on the
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unpaid  principal  amount  shall be payable every six months in arrears with the first payment due six (6) months after the date of the Closing of the Settlement Agreement Interest shall accrue from the date hereof at the rate of three-month LIBOR plus 1% and shall be computed on the basis of the actual number of days elapsed over a 360-day year. For purposes of this Note "LIBOR" means, in respect of any relevant sum and for each three month period beginning on the dale hereof, the rate reasonably determined by the Maker to be the offer rate for U.S. Dollar deposits on the London interbank market at or about 11:00 a.m. London time two business days before (i) with respect to the initial period, the date hereof, and (H) with respect to each subsequent period, the three-month anniversary of the first day of the preceding period. Notwithstanding anything herein to the contrary, the Holder agrees that any and all interest that may be payable hereunder, shall be payable only to the extent that Maker receives such amount from Around the World Travel, Inc, ("AWT") or Around the World Holdings, LLC. ("AWH") on the Galileo Debt and Holder agrees to look solely to AWT and AWT for payment of such interest hereunder. To the extent AWT or AWH makes any interest payment directly to Holder pursuant to this Note, such payment will be credited to any interest accrued under the Galileo Debt.

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     3.     Event of Default. This Note shall become immediately due and payable
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without  notice  or  demand, at any time, there is an entry of a final order for relief against the Maker in any proceedings under die United States Bankruptcy Code or any other state bankruptcy, reorganization, receivership, insolvency or other similar laws affecting the rights of creditors generally. Notwithstanding, Holder agrees not to file, commence, institute or otherwise participate in any involuntary proceedings against the Maker under the United States Bankruptcy Code or any other state bankruptcy, reorganization, receivership, insolvency or other similar laws affecting the rights of creditors generally.

     4.     Subordination.  This  Note  and amounts payable hereunder, including
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principal and interest, shall be unsecured obligations of the Maker and shall be subordinate and junior in right of payment to all indebtedness of the Maker whether presently existing or hereinafter incurred from time to time by Maker. The Holder, by his acceptance hereof, covenants and agrees that all payments of principal and interest on the Note by the Maker shall be subordinated as so specified.

     5.     Waiver.  The  Maker  hereby  waives  diligence, presentment, demand,
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protest and notice of any kind whatsoever. The non-exercise by the Holder of any of his rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     6.     No, Assignment. Neither this Note nor any unpaid proceeds hereof may
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be  assigned,  negotiated  or  otherwise  transferred  by  the  Holder.

     7.     Prepayments.  The  Maker  may,  in its sole and absolute discretion,
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prepay  all  or,  from time to time, any portion of this Note without payment of any  premium  or  penalty.

     8.     Waiver  of  Jury  Trial. The Maker and the Holder hereby irrevocably
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and unconditionally waive, to the fullest extent each such party may legally and effectively do so, trial by jury in any action, suit or proceeding arising under or relating to this Note.

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     9.     Holder  Agreement,  The Holder by his receipt and acceptance of this
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Note  hereby  agrees  to  be legally bound by the provisions of this Note in all respects.

     10.     Certain  Fees.  Subject to the provisions of paragraph 1 hereof, if
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this Note shall not be paid according to the terms thereof and strictly as above provided, Maker hereby agrees to pay the Holder hereof in addition to the sums above stated, a reasonable sum as an attorney's fee, which shall include attorney's fees at trial level and on appeal, together with all reasonable costs incurred in connection therewith, whether suit be brought or not.

     11.     Governing  Law. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND
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GOVERNED  BY  THE  LAWS OF THE STATE OF FLORIDA OF THE UNITED STATES OF AMERICA.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first above written.

                                          GCD ACQUISITION CORP.

                                          By: /s/ Gene Prescott
                                              -------------------
                                          Name: Gene Prescott
                                          Title: President

ATTEST

By: /s/ Robert E. Butler
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Name: Robert E. Butler
Title: Secretary

AGREED AND ACCEPTED:
CNG HOTELS, LTD., a limited liability company organized and existing under the laws of Ireland

                                          By: Luke Mooney
                                              -------------------
                                          Name: Luke Mooney
                                          Title: Director

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